UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Definitive Material Agreement.

On August 15, 2023 (the “Effective Date”), Broadcom Inc., a Delaware corporation (“Broadcom”), entered into a Credit Agreement with the lenders named therein, Bank of America, N.A., as administrative agent, and the other parties from time to time party thereto (the “Credit Agreement”).  The Credit Agreement provides Broadcom with the ability to borrow up to $28,390,625,000 of term loan commitments (each a “Term Facility” and together, the “Term Facilities”) in connection with Broadcom’s pending acquisition (the “Acquisition”) of VMware, Inc. (“VMware”).  The Term Facilities consist of a $10,695,312,500 unsecured term A-2 facility (the “Term A-2 Facility”), a $10,695,312,500 unsecured term A-3 facility (the “Term A-3 Facility”) and a $7,000,000,000 unsecured term A-5 facility (the “Term A-5 Facility”).  On or prior to the date that is fifteen (15) business days after the Funding Date (as defined below), the Term Facilities may be increased (a “Term Loan Increase”) by up to $2,000,000,000, with any such increase allocated among the (and having terms identical to the applicable) Term Facilities as agreed by Broadcom and any lender providing such additional commitments.  The obligations of Broadcom under the Credit Agreement are unsecured and are not guaranteed by any of Broadcom’s subsidiaries.

The availability of the term loans under the Credit Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein, including that the Funding Date has occurred on or prior to the earliest of (A) the date that is five (5) business days after the later of (x) the Outside Date (as defined in that certain Agreement and Plan of Merger, dated as of May 26, 2022, by and among Broadcom, VMware, Verona Holdco, Inc., Verona Merger Sub, Inc., Barcelona Merger Sub 2, Inc. and Barcelona Merger Sub 3, LLC (as in effect on May 26, 2022, the “Merger Agreement”)) and (y) in the event Broadcom shall have made the election contemplated by and in accordance with Section 2.2 of the Merger Agreement, the date by which the Acquisition is required to occur pursuant to Section 2.2 of the Merger Agreement after giving effect to such election, (B) the date of consummation of the Acquisition without the funding of any term loans under the Credit Agreement, (C) the date of the termination of the Merger Agreement by Broadcom in writing in accordance with its terms and (D) the date, if any, that Broadcom elects to terminate the commitments under the Credit Agreement.  The date on which such conditions are satisfied (or waived in accordance with the Credit Agreement) in connection with the consummation of the Acquisition is the “Funding Date.”  The term loans under the Credit Agreement are to be made in a single borrowing on the Funding Date (with any Term Loan Increase funded in a separate, single borrowing on the date of such Term Loan Increase) to finance the Acquisition and provide working capital to Broadcom and its subsidiaries, to refinance existing indebtedness of VMware and its subsidiaries, and to pay related costs and expenses.

The term loans under the Term A-2 Facility, Term A-3 Facility and Term A-5 Facility will mature and be payable in full on the second, third or fifth anniversary, respectively, of the Funding Date.

Borrowings under the Term Facilities will bear interest at a fluctuating rate per annum equal to, at Broadcom’s option, the Base Rate or Term SOFR (as defined in the Credit Agreement), in each case, plus an applicable margin that varies by Term Facility and is calculated based on Broadcom’s credit ratings from time to time.

Voluntary prepayments of the term loans and voluntary reductions of the unutilized portion of the commitments under the Credit Agreement are permissible without penalty among the Term Facilities as selected by Broadcom in its sole discretion, subject to certain conditions pertaining to minimum notice and minimum reduction amounts as described in the Credit Agreement.

The Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type, as well as a financial covenant requiring that, as of the last day of each fiscal quarter, commencing with the first full quarter-end after the Funding Date, Broadcom’s Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) shall not be less than 2.00:1.00, as more fully described in the Credit Agreement.

The Credit Agreement also contains various events of default (subject to grace periods, as applicable) including among others: nonpayment of principal, interest or fees; breach of covenant; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unsatisfied judgments; certain ERISA violations; the occurrence of a change of control; and the invalidity or unenforceability of the Credit Agreement or certain other documents executed in connection therewith.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Many of the lenders under the Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending, hedging, cash management and/or commercial banking services, or other services in the ordinary course of business for Broadcom and its subsidiaries (including in connection with the transactions described in this Current Report on Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01	Other Events.

In connection with the entry into the Credit Agreement, Broadcom terminated all commitments obtained from financial institutions for a $32,000,000,000 senior unsecured bridge facility committed to in connection with the Acquisition, as previously described in Broadcom’s Current Report on Form 8-K filed on May 26, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of August 15, 2023, among Broadcom, the lenders and other parties party thereto, and Bank of America, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Broadcom and VMware.  This communication includes forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended.  These forward-looking statements include but are not limited to statements that relate to the expected future business and financial performance, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined business, the expected amount and timing of the synergies from the proposed transaction, and the anticipated closing date of the proposed transaction.  These forward-looking statements are identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words or phrases.  These forward-looking statements are based on current expectations and beliefs of Broadcom management and current market trends and conditions.

These forward-looking statements involve risks and uncertainties that are outside Broadcom’s control and may cause actual results to differ materially from those contained in forward-looking statements, including but not limited to: the effect of the proposed transaction on our ability to maintain relationships with customers, suppliers and other business partners or operating results and business; the ability to implement plans, achieve forecasts and meet other expectations with respect to the business after the completion of the proposed transaction and realize expected synergies; business disruption following the proposed transaction; difficulties in retaining and hiring key personnel and employees due to the proposed transaction and business combination; the diversion of management time on transaction-related issues; the satisfaction of the conditions precedent to completion of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; significant indebtedness, including indebtedness incurred in connection with the Credit Agreement and the funding of the Term Facilities as described herein, and the need to generate sufficient cash flows to service and repay such debt; the disruption of current plans and operations; the outcome of legal proceedings related to the transaction; the ability to complete the proposed transaction on a timely basis or at all; the ability to successfully integrate VMware’s operations; cyber-attacks, information security and data privacy; global political and economic conditions, including cyclicality in the semiconductor industry and in Broadcom’s other target markets, rising interest rates, the impact of inflation and challenges in manufacturing and the global supply chain; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and proxy statement/prospectus that has been filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.  While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.  For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Broadcom’s and VMware’s respective periodic reports and other filings with the SEC, including the risk factors identified in Broadcom’s and VMware’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  The forward-looking statements included in this communication are made only as of the date hereof.  Neither Broadcom nor VMware undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: August 16, 2023	By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Chief Financial Officer and Chief Accounting Officer